UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 25, 2017
Date of Report (Date of earliest event reported)

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600, Dallas, Texas 75225
(Address of principal executive offices) (Zip Code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Underwriting Agreement
On September 19, 2017, Energy Transfer Partners, L.P. (the “Partnership”) and its wholly owned subsidiary, Sunoco Logistics Partners Operations L.P. (the “Operating Partnership” and, together with the Partnership, the “Partnership Parties”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., PNC Capital Markets LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale by the Operating Partnership of (i) $750,000,000 in aggregate principal amount of 4.000% Senior Notes due 2027 (the “2027 Notes”) and (ii) $1,500,000,000 in aggregate principal amount of 5.400% Senior Notes due 2047 (the “2047 Notes” and, together with the 2027 Notes, the “Notes”), in an underwritten public offering (the “Offering”). The Notes are fully and unconditionally guaranteed by the Partnership (the “Guarantees” and, together with the Notes, the “Securities”). The Securities issued and sold in the Offering have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective shelf registration statement on Form S-3 (File No. 333-206301) filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2015, as supplemented by the prospectus supplement, dated September 19, 2017 (the “Prospectus Supplement”), relating to the Offering and filed with the SEC pursuant to Rule 424(b) under the Securities Act on September 21, 2017. The closing of the Offering occurred on September 21, 2017. Certain legal opinions relating to the Securities were filed with the Partnership’s Current Report on Form 8-K filed on September 21, 2017.
The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership Parties, customary conditions to closing, indemnification obligations of the Partnership Parties and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.
The Partnership will use the a portion of the net proceeds of the Offering to redeem all of the $500,000,000 aggregate principal amount of Energy Transfer, LP’s 6.5% senior notes due 2021 (the “2021 Notes”), including accrued and unpaid interest on such notes called for redemption, and the Operating Partnership will use the remainder to repay outstanding borrowings under its $2.50 billion revolving credit facility and for general partnership purposes. Certain of the underwriters or their affiliates may own a portion of the 2021 Notes, which the Partnership intends to redeem with net proceeds of this Offering, in which case such underwriters or their affiliates would receive a portion of the net proceeds from this Offering. Affiliates of certain of the Underwriters are lenders under the Operating Partnership’s revolving credit facility and, accordingly, will receive a portion of the net proceeds of the Offering through the Partnership’s repayment of borrowings under such facility. In the ordinary course of their various business activities, the Underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and instruments of the Partnership or its subsidiaries. The Underwriters and their respective affiliates may also make investment recommendations or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long or short positions in such securities and instruments.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Fifteenth Supplemental Indenture
The 2027 Notes were issued under the indenture, dated as of December 16, 2005 (the “Base Indenture”), between the Operating Partnership, as issuer, the Partnership, as guarantor, the subsidiary guarantors named therein and Citibank, N.A., as trustee, as supplemented by the Fifteenth Supplemental Indenture, dated as of September 21, 2017 (the “Fifteenth Supplemental Indenture”), between the Operating Partnership, as issuer, the Partnership, as guarantor, and U.S. Bank National Association, as successor trustee. The 2027 Notes are fully and unconditionally guaranteed by the Partnership. The material terms of the 2027 Notes and the Fifteenth Supplemental Indenture are described in the Prospectus Supplement under the heading “Description of the Notes” and “Description of the Debt Securities,” which description is incorporated by reference in this Item 1.01.
The foregoing description of the Base Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Fifteenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifteenth Supplemental Indenture, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the 2027 Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the global note representing the 2027 Notes, a form of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Sixteenth Supplemental Indenture
The 247 Notes were issued under the Base Indenture, as supplemented by the Sixteenth Supplemental Indenture, dated as of September 21, 2017 (the “Sixteenth Supplemental Indenture”), between the Operating Partnership, as issuer, the Partnership, as guarantor, and U.S. Bank National Association, as successor trustee. The 2047 Notes are fully and unconditionally guaranteed by the Partnership. The material terms of the 2047 Notes and the Sixteenth Supplemental Indenture are described in the Prospectus Supplement under the heading “Description of the Notes” and “Description of the Debt Securities,” which description is incorporated by reference in this Item 1.01.
The foregoing description of the Base Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Sixteenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixteenth Supplemental Indenture, which is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.
The foregoing description of the 2047 Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the global note representing the 2047 Notes, a form of which is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Exhibit Description
1.1
Underwriting Agreement, dated as of September 19, 2017, by and among Sunoco Logistics Partners Operations L.P. and Energy Transfer Partners, L.P. and Deutsche Bank Securities Inc., PNC Capital Markets LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1
Indenture, dated as of December 16, 2005, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, the subsidiary guarantors named therein and Citibank, N.A., as trustee (incorporated by reference to Exhibit 4.4 of Registration Statement on Form S-3, File No. 333-130564, filed December 21, 2005).

4.2
Fifteenth Supplemental Indenture, dated as of September 21, 2017, by and among Sunoco Logistics Partners Operations L.P., as issuer, Energy Transfer Partners, L.P., as guarantor, and U.S. Bank National Association, as successor trustee.

4.3	Form of 4.000% Senior Notes due 2027 (incorporated by reference to Exhibit A to Exhibit 4.2 of this Current Report on Form 8-K).
4.4
Sixteenth Supplemental Indenture, dated as of September 21, 2017, by and among Sunoco Logistics Partners Operations L.P., as issuer, Energy Transfer Partners, L.P., as guarantor, and U.S. Bank National Association, as successor trustee.

4.5	Form of 5.400% Senior Notes due 2047 (incorporated by reference to Exhibit A to Exhibit 4.4 of this Current Report on Form 8-K).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

		By:	Energy Transfer Partners GP, L.P.
its General Partner

		By:	Energy Transfer Partners, L.L.C.
its General Partner

Date:	September 25, 2017	By:	/s/ Thomas E. Long
		Name:	Thomas E. Long
		Title:	Chief Financial Officer